                            CAPITAL RESERVE AGREEMENT


     This CAPITAL RESERVE AGREEMENT (this "Agreement") is made as of March 31, 1995, by and between ATLAS HOTELS, INC., a Delaware corporation (the "Lender"), and PRICE ENTERPRISES, INC., a Delaware corporation (the "Borrower") with reference to the facts set forth below.


                                    RECITALS

     A. Borrower has entered into an Amended and Restated Loan Agreement of even date herewith ("Loan Agreement") with Lender in connection with a loan by Lender to Borrower in the principal sum of Forty-Five Million One Hundred Thousand and No/100 Dollars ($45,100,000.00) (the "Loan"). The Loan is evidenced by an Amended and Restated Promissory Note Secured by Deed of Trust of even date herewith ("Note"). The Note is secured, INTER ALIA, by, among other property, an Amended and Restated Deed of Trust with Assignment of Leases and Rents and Fixture Filing of even date herewith ("Deed of Trust") and Security Agreement of even date herewith ("Security Agreement"). The Loan Agreement, the Note, the Deed of Trust, the Security Agreement and all other documents executed in connection with the Loan are hereafter referred to as the "Loan Documents."

     B. The execution of this Agreement is a condition precedent to the obligation of Lender to make the Loan.

     C. Capitalized terms not otherwise defined shall have the meanings set forth in the Loan Agreement.

     NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as set forth below.

     1. INCORPORATION OF RECITALS. The Recitals set forth above are incorporated herein by this reference.

     2. CAPITAL RESERVE ACCOUNT. On the Effective Date of the Loan Agreement, Borrower shall establish a separate account in Borrower's name at a depository institution approved by Lender ("Capital Reserve Account"), into which (a) Lender shall disburse the Special Capital Reserve (as the same may be increased as provided in the Loan Agreement and SECTIONS 3 AND 4 below), and (b) Borrower shall make the Capital Reserve Monthly Deposit (as defined below), as provided herein and in the Loan Agreement. All payments made from the Capital Reserve Account shall be made on a monthly basis and shall be made by checks jointly signed by Lender and Borrower made payable to Borrower in reimbursement of amounts actually expended by Borrower as provided herein. Borrower shall not be entitled to receive and Lender shall not be obligated to

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make any disbursement from the Special Capital Reserve or sign any check for a payment from the Capital Reserve Account if an Event of Default or any other condition that with the giving of notice or the passage of time or both would give rise to an Event of Default, then exists.

     3. DISBURSEMENT OF SPECIAL CAPITAL RESERVE. Lender shall disburse into the Capital Reserve Account funds from the Special Capital Reserve to reimburse Borrower on a monthly basis for reasonable costs and expenses paid by Borrower in completing the capital repairs and improvements to the Hotel set forth in the Capital Repair Schedule (the "Capital Improvements"), up to the amounts allocated therefor on the Capital Repair Schedule, upon the satisfaction in full of the terms and conditions set forth in this SECTION 3 and SECTION 4 below; provided, however, that disbursements from the Special Capital Reserve shall be allocated only for the following purposes: (a) an amount equal to up to Six Hundred Thousand Dollars ($600,000) shall be available for disbursement for the door lock and fire sprinkler systems for the Hotel (the "Sprinkler Advance") and
(b) any amounts remaining undisbursed from the Sprinkler Advance after the satisfactory completion of such improvements, the amount of Four Hundred Thousand Dollars ($400,000), and any amounts remaining undisbursed from the Aetna Advance after repayment of Borrower's obligations to Aetna and the reconveyance of the Aetna Deed of Trust (collectively, the "Remaining Capital Reserve Advance"), shall be available for disbursement for other Capital Improvements. Borrower shall provide evidence satisfactory to Lender that the Capital Improvements for which the reimbursement from the Special Capital Reserve is being requested have been completed in full in a good and workmanlike manner in accordance with all applicable Laws and shall submit to Lender copies of invoices for which such funds are being requested, together with evidence of payment therefor satisfactory to Lender, including, if required by Lender, waivers of liens. Lender shall not be obligated to release any funds for payment of the cost of an improvement or other item other than the Capital Improvements set forth on the Capital Repair Schedule or for costs of Capital Improvements in excess of the costs specified on the Capital Repair Schedule. Notwithstanding the foregoing, at its sole option, Lender may disburse any portion of the Special Capital Reserve directly to Borrower's vendors, contractors or other parties to whom payment is due in connection with the Capital Improvements.

     4. CAPITAL RESERVE MONTHLY DEPOSIT. During the term of the Loan, on a monthly basis as provided herein, Borrower shall reserve and deposit into the Capital Reserve Account an amount equal to four percent (4%) of Gross Income from Operations (the "Capital Reserve Amount"); provided, however, that the amount of the Remaining Capital Reserve Advance shall be applied as a credit toward the Capital Reserve Amount otherwise due from Borrower and Borrower shall not be required to reserve or deposit amounts with

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respect thereto until such time as the cumulative amount of the Capital Reserve
Amount exceeds the amount of the Remaining Capital Reserve Advance, whether disbursed or undisbursed by Lender under the provisions of SECTION 3 above (the "Capital Reserve Deposit Commencement Date"). Commencing on the fifteenth
(15th) day of the first calendar month after the month in which the Capital Reserve Deposit Commencement Date occurs, Borrower shall deposit on such date and on the fifteenth (15th) day of each month thereafter an amount equal to the Capital Reserve Amount calculated for the previous calendar month and any applicable partial month. Each individual monthly deposit is referred to herein as a "Capital Reserve Monthly Deposit."

          4.1 CALCULATION OF CAPITAL RESERVE DEPOSITS. On a monthly basis during the term of the Loan, within three (3) days after the date on which the Capital Reserve Monthly Deposit is either due, or, but for the availability of the Capital Reserve Advance, would otherwise be due, Borrower shall provide Lender with written evidence of the deposit and a written statement detailing the calculation of Gross Income from Operations for the previous calendar month ("Monthly Statement"). If requested by Lender from time to time, Borrower shall provide Lender with any additional documentation supporting Borrower's calculation of Gross Income from Operations and the amount of the Capital Reserve Monthly Deposit.

          4.2 WITHDRAWALS FROM CAPITAL RESERVE ACCOUNT. All monies on deposit at any time during the term of the Loan in the Capital Reserve Account shall be used by Borrower solely to reimburse Borrower for expenses paid for Capital Improvements ("Qualified Expenses"), not to exceed amounts set forth in the Capital Repair Schedule, except as may be permitted under the Loan Agreement. Each withdrawal of funds from the Capital Reserve Account shall be made only after Borrower has paid corresponding Qualified Expenses equal to or greater than the amount of the withdrawal. The Monthly Statement delivered to Lender each month shall include (a) a statement of Qualified Expenses paid with funds from the Capital Reserve Account during the previous calendar month, including information regarding the items purchased or services procured as Qualified Expenses and (b) a true and correct copy of the monthly statement of activity in the Capital Reserve Account prepared by the depository institution for the previous calendar month.

     5. PERFORMANCE OF IMPROVEMENTS. Borrower shall construct, erect, undertake and complete all of the Capital Improvements within the time periods provided in the Loan Agreement. Borrower shall pay for and obtain or cause to be paid for and obtained all permits, licenses, and approvals required by all applicable Laws with regard to the Capital Improvements, whether necessary for commencement, completion, use or otherwise. Borrower shall perform or cause to be performed all work in connection with the Capital


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Improvements in a good and workmanlike manner, in compliance with all applicable
Laws, without regard to the sufficiency of the funds held in the Special Capital Reserve or the Capital Reserve Account. The Capital Improvements shall be constructed, installed, or completed, as applicable, by Borrower free and clear of any and all liens (including mechanics', materialmens' or other liens), claims and encumbrance whatsoever.

     6. OBLIGATIONS UNDER LOAN DOCUMENTS. Nothing contained in this Agreement or the insufficiency of any balance in the Capital Reserve Account shall in any manner alter, impair of affect the obligations of Borrower, or relieve Borrower or any of its obligations, to make payments and perform all of its other obligations required under the Loan Documents.

     7. EVENTS OF DEFAULT. The occurrence of any of the following events, for any reason, whether voluntary or involuntary, pursuant to the order of any court or other governmental authority, or otherwise, shall constitute an "Event of Default" hereunder:

          (a) A failure of Borrower to fulfill any obligation under this Agreement or to abide by the procedures set forth in this Agreement; or

          (b) any other breach of or default by Borrower under the Note, this Agreement, or any other Loan Document.

Upon the occurrence of an Event of Default, in addition to all other rights and remedies of Lender, Borrower shall not be entitled to additional advances from the Special Capital Reserve or be permitted to make any further withdrawals from the Capital Reserve Account and Lender may apply any funds then held in the Special Capital Reserve or the Capital Reserve Account in such order and in such amounts as Lender shall elect, in its sole and absolute discretion, to payment of the indebtedness evidenced by the Note and the Loan Documents or to make or complete capital improvements to the Hotel.

     8. GRANT OF SECURITY. To the full extent permitted under applicable law, the Borrower hereby assigns to the Lender, and grants to the Lender a security interest in, the Capital Reserve Account and all deposits and funds therein and all interest and other earnings thereon and agrees that the Capital Reserve Account and all such related property constitutes a "General Intangible" under that certain Security Agreement executed by Borrower in favor of Lender of even date herewith and shall be subject to the terms and provisions of the Security Agreement, except to the extent inconsistent, in which event this Agreement shall control. The Borrower shall from time to time, at the expense of the Borrower, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lender may request, in order to perfect and otherwise


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

protect the security interest granted or purported to be granted hereby, or to enable the Lender to exercise and enforce its rights and remedies hereunder or under the Security Agreement with respect to the Capital Reserve Account. Without limiting the foregoing, simultaneously with the execution of this Agreement, Borrower shall instruct, in a form satisfactory to Lender, the depository institution where the Capital Reserve Account is maintained to follow all instructions of Lender with respect to the Capital Reserve Account and shall provide such account holder with a copy of this Agreement.

     9.   MISCELLANEOUS.

          (a) INDEMNIFICATION OF LENDER AND ASSIGNMENT OF CLAIMS. Borrower shall hold harmless, indemnify and defend Lender from and against any and all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs, and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by Lender arising from, in connection with, directly or indirectly, this Agreement. This indemnity is in addition to any other indemnity agreements made by Borrower to Lender in the Deed of Trust, the Note, or any of the other Loan Documents. Borrower hereby assigns to Lender, all rights, claims and causes of action Borrower may have against any person or entity supplying labor and materials in connection with the Capital Improvements; provided, however, that Lender may pursue any such right, claim, or cause of action, unless an Event of Default shall have occurred under the Deed of Trust or Borrower shall have otherwise breached any provisions of this Agreement.

          (b) NOTICE. All notices, requests and other communications provided for herein shall be given or made in writing in the manner specified in the Loan Agreement.

          (c) SEVERABILITY. If any provision of this Agreement shall be deemed or held to be invalid or unenforceable for any reason, it shall be adjusted, if possible, rather than voided, so as to achieve the intent of the parties to the fullest extent possible. In any event, such provision shall be severable from, and shall not be construed to have any effect on, the remaining provisions of this Agreement, which shall continue to be in full force and effect.

          (d) MULTIPLE OBLIGORS. If "Borrower" refers to more than one person or entity, then (i) the obligations of each such person or entity shall be joint and several; (ii) all references to the "Borrower" herein shall, unless the context otherwise requires, refer to all such parties jointly and severally; and
(iii) each such person or entity hereby waives any and all defenses based upon suretyship or guaranty or impairment of collateral. If the Borrower is a partnership, the partnership and all general partners therein shall be jointly and severally liable hereunder.


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          (e)  RIGHTS CUMULATIVE: NO WAIVER.  The Lender's options, powers, rights, privileges, and immunities specified herein or arising hereunder are in addition to, and not exclusive of, those otherwise created or existing now or at any time, whether by contract, by statute, or by rule of law. The Lender shall not, by any act, delay, omission, or otherwise, be deemed to have modified, discharged, or waived any of the Lender's options, powers, or rights in respect of this Agreement, and no modification, discharge, or waiver of any such option, power, or right shall be valid unless set forth in writing signed by the Lender or the Lender's authorized agent, and then only to the extent therein set forth. A waiver by the Lender of any right or remedy hereunder on any one occasion shall be effective only in the specific instance and for the specific purpose for which given, and shall not be construed as a bar to any right or remedy that the Lender would otherwise have on any other occasion.

          (f) GOVERNING LAW; TERMS. This Agreement shall be governed by and construed in accordance with the laws of the State of California applied to contracts between residents thereof, to be wholly performed within the State of California.

          (g) COUNTERPARTS. This Agreement may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Agreement.

          (h) HEADINGS. The section headings used in this Agreement are intended principally for convenience and shall not by themselves determine the rights and obligations of the parties to this Agreement.

          (i) ENTIRE AGREEMENT. This Agreement, the Note, and other Loan Documents contain the entire agreement between the Borrower and the Lender with respect to the subject matter of this Agreement, and supersede all prior communications relating thereto, including, without limitation, all oral statements or representations. No supplement to or modification of this Agreement shall be binding unless executed in writing by the Borrower and the Lender.

          (j) COSTS, EXPENSES AND ATTORNEYS' FEES. Borrower agrees to pay immediately upon demand and hold Lender harmless from and against any liability for, any and all losses, liabilities, damages, claims, suits, expenses, fees and costs, including but not limited to, court costs and reasonable attorneys' fees arising out of Lender entering into, carrying out or enforcing this Agreement, in actions for declaratory relief in any way related to this Agreement, in the collection of any sum which becomes due to Lender hereunder, in the protection, preservation or enforcement of any rights of Lender in connection with any Liens granted by Borrower


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to Lender to secure the obligations hereunder, or in the enforcement of any judgement or order filed or issues with respect to such actions. Such fees shall include, but not be limited to, fees and costs incurred in connection with any proceeding under the Bankruptcy Code, or any creditor suits, third party claims or bonds, or all of the above, related thereto, appearing at or preparing for third party examinations, in preparation of garnishee's memorandum. Until paid to Lender, all sums will bear interest from the date billed at the rate of ten percent (10%) Per Annum.

     IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed and delivered as of the date first above written.


                                             BORROWER:

                                             ATLAS HOTELS, INC., a Delaware
                                             corporation


                                             By:
                                                ---------------------------
                                                Its:
                                                    -----------------------


                                             By:
                                                ---------------------------
                                                Its:
                                                    -----------------------


                                             LENDER:

                                             PRICE ENTERPRISES, INC., a
                                             Delaware corporation


                                             By:
                                                ---------------------------
                                                Its:
                                                    -----------------------


                                             By:
                                                ---------------------------
                                                Its:
                                                    -----------------------


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